                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David G. Neal and Thomas D. Henrion, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign (i) any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), (ii) any other Registration Statement, and all amendments thereto, relating to a class or classes of the Cooperative's securities to which the Power of Attorney is filed as an exhibit, and (iii) the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1998, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Name                                                 Title                        Date
-----                                                ------                       ----

/s/ William E. Allen                                 Director,                    December 9, 1998
----------------------------------------             Secretary                   -----------------------------------
William E. Allen
                                                     Director,
----------------------------------------             Treasurer                   -----------------------------------
Anthony Basile

/s/ Robert C. Carle                                  Director                     December 9, 1998
----------------------------------------                                         -----------------------------------
Robert C. Carle

/s/ James G. Cocolin                                 Director                     December 9, 1998
----------------------------------------                                         -----------------------------------
James G. Cocolin

/s/ Ben E. Edwards                                   Director                     December 9, 1998
----------------------------------------                                         -----------------------------------
Ben E. Edwards


/s/ Lois G. Foust                              Director                           December 9, 1998
----------------------------------------                                         -----------------------------------
Lois G. Foust

/s/ Thomas D. Henrion                          Director,                          December 9, 1998
----------------------------------------       President,                         -----------------------------------
Thomas D. Henrion                              Chief Executive
                                               Officer


/s/ Edward J. Henriquez, Jr.                   Director                           December 9, 1998
----------------------------------------                                         -----------------------------------
Edward J. Henriquez, Jr.

/s/ William V. Holden                          Vice President,                    December 9, 1998
----------------------------------------       Chief Financial Officer           -----------------------------------
William V. Holden                              (Principal Accounting Officer)
                                               (Principal Financial Officer)


/s/ Paul A. Houston                            Director                           December 9, 1998
---------------------------------------                                          -----------------------------------
Paul A. Houston

/s/ Grover G. Moss                             Director                           December 9, 1998
---------------------------------------                                          -----------------------------------
Grover G. Moss

/s/ David G. Neal                              Director,                          December 9, 1998
---------------------------------------        Chairman                          -----------------------------------
David G. Neal

/s/ James D. Olson                             Director                           December 9, 1998
---------------------------------------                                          -----------------------------------
James D. Olson

/s/ Darlene L. Pfeiffer                        Director                           December 9, 1998
---------------------------------------                                          -----------------------------------
Darlene L. Pfeiffer

/s/ Edward W. Rhawn                            Director                           December 9, 1998
---------------------------------------                                          -----------------------------------
Edward W. Rhawn

/s/ Burney Royster                             Director,                          December 9, 1998
----------------------------------------       Vice Chairman                     -----------------------------------
Burney Royster

/s/ Dean M. Sorgdrager                               Director                     December 9, 1998
-------------------------------------                                            ----------------------------------
Dean M. Sorgdrager

/s/ Ronald J. Young                                  Director                     December 9, 1998
----------------------------------------                                         ----------------------------------
Ronald J. Young